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                                                                    Exhibit 11


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" in the Prospectus pertaining to Fountain Square Pinnacle Fund included in Post-Effective Amendment No. 24 to the Registration Statement (Form N-1A No. 33-24848) of Fountain Square Funds.


                                             /s/ Ernst & Young LLP
                                             ERNST & YOUNG LLP

Cincinnati, Ohio
November 7, 1997